UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2020

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Onconova Therapeutics, Inc. (the “Company”) previously disclosed the vote results for Proposals 1, 3, 4, 5 and 6, each as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2020 (the Proxy Statement”) for the Company’s 2020 Annual Meeting of Stockholders held on May 27, 2020 (the “Annual Meeting”) under Item 5.07 in the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2020.

The Company also previously disclosed that it adjourned the Annual Meeting to June 26, 2020 (the “Reconvened Annual Meeting”) to give the Company’s stockholders additional time to consider and vote on Proposal 2 regarding a reverse stock split as set forth in the 2020 Proxy Statement. The Company subsequently disclosed that, based on feedback from the Company’s stockholders, the Company intended to withdraw Proposal 2 from consideration by the Company’s stockholders at the Reconvened Annual Meeting and added Proposals 7 and 8 as matters to be voted on at the Reconvened Annual Meeting and distributed relevant additional proxy materials to the Company’s stockholders.

On June 26, 2020, the Company held the Reconvened Annual Meeting. At the Reconvened Annual Meeting, the Company withdrew Proposal 2 and the Company’s stockholders voted on the following proposals:

Proposal 7. To consider and vote upon Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated. The proposal was not approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
12,129,142	13,499,081	3,059,252	None

Proposal 8. To consider and vote upon a proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Reconvened Annual Meeting to approve Proposal 7. The proposal was not approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
12,476,244	14,092,722	2,118,509	None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2020	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
		Name:	Mark Guerin
		Title:	Chief Financial Officer